Skillz Announces Q3 2022 Results

–Revenue of $60 million meets expectations
–Net loss increased 30% sequentially1 due to non-cash impairment of intangible assets
–Adjusted EBITDA2 showed a $16 million improvement as the Company drives towards profitability

SAN FRANCISCO--(BUSINESS WIRE)-- Skillz Inc. (NYSE: SKLZ) (“Skillz” or the “Company”), the leading mobile games platform bringing fair competition to players worldwide, today announced financial results for the third quarter ended September 30, 2022.

Q3 Financial Update

(Unaudited, in thousands, except ARPPU and percentages)	Three Months Ended September 30, 2022	% Change Year over Year	% Change Quarter over Quarter
Revenue	$60,255	(41)%	(18)%
Gross Profit	$52,700	(44)%	(18)%
Net Income (Loss)	$(78,547)	(255)%	(30)%
Adjusted EBITDA (2)	$(15,401)	63%	51%
Paying Monthly Active Users (PMAUs)	320	(37)%	(24)%
Monthly Average Revenue Per Paying User (ARPPU)	$62.8	(6)%	8%
Cash, cash equivalents, and marketable securities as of 9/30/22	$558,234	—	—
Debt outstanding as of 9/30/22	$289,500	—	—

“This has been a challenging year for Skillz and though there is no quick fix, the path to re-accelerating growth is now well-defined across the Company. We have identified the things we can and cannot control and have a plan in place which focuses on four key pillars to enable us to return to durable growth and long-term profitability,” said Skillz CEO Andrew Paradise. “These include right-sizing the organization; enhancing the platform to improve customer success and engagement; re-hauling our go-to-market strategy; and, demonstrating a clear financial path to profitability,” concluded Paradise.

Q3 Business Update
•Selected Play Mechanix’s ‘QB Shootout’ as winner of the NFL Developer Challenge.
•Executed a $10.5 million debt buyback equal to 69.5% of the aggregate principal amount redeemed plus accrued and unpaid interest.
•Restructured the organization to realign resources and reduce operating costs.
•Recorded $47.6 million impairment of intangible assets related to the developed technology and customer relationships for our Aarki acquisition.
•Re-opened San Francisco and opened Los Angeles offices.
•Welcomed Vassily Filippov, former leader at Meta, Apple, and Riot Games, as Chief Technology Officer.
•Welcomed Seth Schorr and Henry Hoffman to the Board of Directors.

Financial Outlook
For the full year 2022, Skillz maintains its guidance of:

	FY22
Revenue	$275	Million
Adjusted EBITDA Margin	(56)%
1 Sequentially refers to changes on a quarter-over-quarter basis between Q2 2022 and Q3 2022.
2 Adjusted EBITDA is a non-GAAP metric; for a reconciliation of this measure against its most comparable GAAP metric, please see the appendix to this press release.

Investor Conference Call
A live question and answer conference call and audio webcast with analysts and investors will begin today at 5:30 p.m. Eastern Time (ET).

The Q&A conference call can be accessed by registering online for the Skillz Webcast, at which time registrants will receive dial-in information as well as a passcode and registrant ID. At the time of the call, participants will dial in using the numbers in the confirmation email and enter their passcode and ID, upon which they will enter the conference call. Access to a live audio-webcast of the discussion in listen-only mode will be available at https://investors.skillz.com.

A replay and transcript of the webcast will be archived on the Company’s investor relations website. An audio replay of the Q&A conference call will be available through November 9, 2022 and can be accessed by dialing 1 929 458 6194 (US) or +44 204 525 0658 (international) and entering the passcode 411469.

About Skillz Inc.
Skillz is the leading mobile games platform dedicated to bringing out the best in everyone through competition. The Skillz platform helps developers create multi-million dollar franchises by enabling social competition in their games. Leveraging its patented technology, Skillz hosts billions of casual esports tournaments for millions of mobile players worldwide, with the goal of building the home of competition for all. Skillz has earned recognition as one of Fast Company’s Best Workplaces for Innovators, CNBC’s Disruptor 50, Forbes’ Next Billion-Dollar Startups, Fast Company’s Most Innovative Companies, and the number-one fastest-growing company in America on the Inc. 5000. www.skillz.com

Use of Non-GAAP Financial Measures

In this press release, the Company includes Adjusted EBITDA, which is a non-GAAP performance measure that the Company uses to supplement its results presented in accordance with U.S. GAAP. As required by the rules of the Securities and Exchange Commission (“SEC”), the Company has provided herein a reconciliation of Adjusted EBITDA to the most directly comparable measures under GAAP. The Company’s management believes Adjusted EBITDA is useful in evaluating its operating performance and is a similar measure reported by publicly-listed U.S. competitors, and regularly used by security analysts, institutional investors, and other interested parties in analyzing operating performance and prospects. By providing this non-GAAP measure, the Company’s management intends to provide investors with a meaningful, consistent comparison of the Company’s profitability for the periods presented. Adjusted EBITDA is not intended to be substitutes for any U.S. GAAP financial measures and, as calculated, may not be comparable to other similarly titled measures of performance of other companies in other industries or within the same industry. The Company defines and calculates Adjusted EBITDA as net income (loss) before interest, other non-operating income or expense, provision for (benefit from) income taxes, and depreciation and amortization, and further adjusted for stock-based compensation and other special items determined by management, including, but not limited to, fair value adjustments for certain financial liabilities associated with debt and equity transactions, impairment charges, acquisition related expenses for transaction costs, certain loss contingency accruals and restructuring charges. The Company does not provide a reconciliation for non-GAAP estimates on a forward-looking basis as it is unable to provide a meaningful calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing or amount of various items that would impact the most directly comparable forward-looking U.S. GAAP financial measure that have not yet occurred, are out of the Company’s control and/or cannot be reasonably predicted. Forward-looking non-GAAP financial measures provided without the most directly comparable U.S. GAAP financial measures may vary materially from the corresponding U.S. GAAP financial measures.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements.

These forward-looking statements involve significant risks and uncertainties that could cause the Company’s actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside of the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to, the ability of Skillz to: effectively compete in the global entertainment and gaming industries; attract and retain successful relationships with the third party developers that develop and update all of the games hosted on Skillz’s platform; comply with laws and regulations applicable to its business; and as well as other risks and uncertainties indicated from time to time in the Company’s SEC filings, including those under “Risk Factors” therein, which are available on the SEC’s website at www.sec.gov. Additional information will be made available in other filings that the Company makes from time to time with the SEC. In addition, any forward-looking statements contained in this press release are based on assumptions that the Company believes to be reasonable as of this date. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Contacts
Investors: ir@skillz.com
Media: press@skillz.com

Source: Skillz Inc.

Skillz Inc.
Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)
(Unaudited, in thousands, except for number of shares and per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Revenue	$60,255	$102,072	$227,028	$275,240
Costs and expenses:
Cost of revenue	7,555	7,647	25,840	16,289
Research and development	8,354	13,162	45,536	30,584
Sales and marketing	51,773	114,531	242,290	310,377
General and administrative	20,280	48,376	139,784	101,092
Impairment of intangible assets	47,581	—	47,581	—
Total costs and expenses	135,543	183,716	501,031	458,342
Loss from operations	(75,288)	(81,644)	(274,003)	(183,102)
Interest expense, net	(3,807)	(87)	(19,560)	(136)
Change in fair value of common stock warrant liabilities	(80)	113,601	5,405	81,898
Other income (expense), net	508	(22)	399	108
Income (loss) before income taxes	(78,667)	31,848	(287,759)	(101,232)
Benefit from income taxes	(120)	(18,933)	(488)	(18,826)
Net income (loss)	$(78,547)	$50,781	$(287,271)	$(82,406)
Net loss per share attributable to common stockholders – basic	$(0.19)	$0.13	$(0.70)	$(0.22)
Weighted average common shares outstanding – basic	413,834,082	395,053,445	407,926,348	379,450,553

Net loss attributable to common stockholders – diluted	$(78,547)	$(62,820)	$(287,271)	$(164,304)
Net loss per share attributable to common stockholders – diluted	$(0.19)	$(0.16)	$(0.70)	$(0.43)
Weighted average common shares outstanding – diluted	413,834,082	396,030,131	407,926,348	385,451,806

Other comprehensive income (loss):
Change in unrealized loss on available-for-sale investments, net of tax	139	—	(2,484)	—
Total other comprehensive income (loss):	139	—	(2,484)	—
Comprehensive income (loss)	$(78,408)	$50,781	$(289,755)	$(82,406)

Skillz Inc.
Condensed Consolidated Balance Sheets
(Unaudited, in thousands, except for number of shares and par value per share amounts)

	September 30,	December 31,
	2022	2021
Assets
Current assets:
Cash and cash equivalents	$239,852	$241,332
Marketable securities, current	225,126	319,055
Accounts receivable, net	9,001	13,497
Prepaid expenses and other current assets	18,467	16,704
Total current assets	492,446	590,588
Property and equipment, net	7,247	9,988
Operating lease right-of-use assets, net	13,366	14,511
Marketable securities, non-current	93,256	182,629
Non-marketable equity securities	55,649	55,649
Intangible assets, net	20,289	79,137
Goodwill	86,436	86,845
Other long-term assets	3,725	3,478
Total assets	$772,414	$1,022,825
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$4,898	$19,753
Operating lease liabilities, current	2,434	2,110
Other current liabilities	45,890	64,969
Total current liabilities	53,222	86,832
Operating lease liabilities, non-current	12,348	13,567
Common stock warrant liabilities, non-current	888	6,293
Long-term debt, non-current	271,968	278,889
Other long-term liabilities	1,687	13,544
Total liabilities	340,113	399,125
Commitments and contingencies
Stockholders’ equity:
Preferred stock $0.0001 par value; 10 million shares authorized — 0 issued and outstanding as of September 30, 2022 and December 31, 2021	—	—
Common stock $0.0001 par value; 625 million shares authorized; Class A common stock – 500 million shares authorized; 351 million and 340 million shares issued and outstanding as of September 30, 2022 and December 31, 2021, respectively; Class B common stock – 125 million shares authorized; 69 million shares issued and outstanding as of September 30, 2022 and December 31, 2021	41	40
Additional paid-in capital	1,141,955	1,043,600
Accumulated other comprehensive loss	(2,732)	(248)
Accumulated deficit	(706,963)	(419,692)
Total stockholders’ equity	432,301	623,700
Total liabilities and stockholders’ equity	$772,414	$1,022,825

Skillz Inc.
Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Nine Months Ended September 30,
	2022	2021
Operating Activities
Net loss	$(287,271)	$(82,406)
Adjustment to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	15,971	6,093
Stock-based compensation	97,567	42,531
Gain on extinguishment of debt	(2,553)	—
Accretion of unamortized debt discount and amortization of debt issuance costs	2,930	28
Amortization of premium (accretion of discount) for marketable securities	2,819	—
Deferred income taxes	(479)	(18,825)
Change in fair value of common stock warrant liabilities	(5,405)	(81,898)
Impairment of intangible assets	47,581	—
Changes in operating assets and liabilities:
Accounts receivable, net	4,496	975
Prepaid expenses and other assets	(2,247)	(7,217)
Operating lease right-of-use assets	1,145	(15,045)
Accounts payable	(14,020)	(3,445)
Loss contingency accrual	(4,605)	11,557
Operating lease liabilities	(895)	16,118
Other accruals and liabilities	(21,818)	28,208
Net cash used in operating activities	(166,784)	(103,326)
Investing Activities
Purchases of property and equipment, including internal-use software	(1,957)	(2,068)
Investment in non-marketable equity securities	—	(54,748)
Purchases of marketable securities	(432,873)	—
Proceeds from sales of marketable securities	125,306	—
Proceeds from maturities of marketable securities	485,565	—
Cash paid for business acquisition, net of cash acquired	—	(83,987)
Net cash provided by (used in) investing activities	176,041	(140,803)
Financing Activities
Principal payments on finance leases obligations	(2,044)	(946)
Payments for debt issuance costs	(2,005)	—
Payments for extinguishment of debt	(7,540)	—
Proceeds from issuance of common stock in follow-on offering, net of underwriting commissions, and offering costs	—	402,139
Payments made towards deferred offering costs	—	(13,221)
Net proceeds from exercise of stock options and issuance of common stock	852	3,166
Proceeds from exercise of common stock warrants, net of redemptions	—	130,571
Net cash provided by (used in) financing activities	(10,737)	521,709
Net change in cash, cash equivalents and restricted cash	(1,480)	277,580
Cash, cash equivalents and restricted cash – beginning of year	244,252	265,648
Cash, cash equivalents and restricted cash – end of period	$242,772	$543,228

Skillz Inc.
Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA
(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net income (loss)	$(78,547)	$50,781	$(287,271)	$(82,406)
Interest expense(5)	3,807	87	19,560	136
Stock-based compensation(3)	5,822	15,812	97,567	42,531
Change in fair value of common stock warrant liabilities	80	(113,601)	(5,405)	(81,898)
Benefit from income taxes	(120)	(18,933)	(488)	(18,826)
Depreciation and amortization	4,587	4,991	15,971	6,093
Other expense (income), net	(508)	22	(399)	(108)
Acquisition related expenses(8)	—	6,039	—	6,999
Loss contingency accrual(7)	—	11,557	—	11,557
Restructuring charges(4)	1,897	—	4,830	—
Impairment of intangible assets(6)	47,581	—	47,581	—
One-time nonrecurring expenses(1) (2)	—	1,504	26	11,930
Adjusted EBITDA	$(15,401)	$(41,741)	$(108,028)	$(103,992)

(1) For the nine months ended September 30, 2022, amounts represent one-time nonrecurring expenses related to IPO bonuses for certain employees, net of amounts forfeited by terminated employees.

(2) For the three and nine months ended September 30, 2021, amounts represent one-time nonrecurring expenses related to the follow-on offering, Aarki acquisition, and executive severance expense.

(3) For the nine months ended September 30, 2022, amount includes stock-based compensation recorded for the cancellation of the Chief Executive Officer’s award of 16,119,640 performance share units granted on September 14, 2021 (the “CEO Performance Stock Units”).

(4) For the three and nine months ended September 30, 2022, amount includes restructuring charges related to employee termination benefits.

(5) For the three and nine months ended September 30, 2022, amount includes $2.6 million gain on extinguishment of debt for our 2021 senior secured notes.

(6) For the three and nine months ended September 30, 2022, amount includes intangible asset impairment charges related to developed technology and customer relationships for our Aarki acquisition.

(7) For the three and nine months ended September 30, 2021, amounts represent a loss contingency accrual related to a litigation matter relating to a former employee.

(8) For the three and nine months ended September 30, 2021, amounts represent acquisition related expenses for our Aarki acquisition.

Skillz Inc.
Reconciliation of GAAP to Non-GAAP Operating Expenses
(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Research and development	$8,354	$13,162	$45,536	$30,584
Less: stock-based compensation(7)	1,953	(1,814)	(3,557)	(5,237)
Less: one-time nonrecurring expenses(3)	—	(139)	—	(416)
Less: restructuring charges(4)	(1,075)	—	(2,052)	—
Non-GAAP research and development	$9,232	$11,209	$39,927	$24,931

Sales and marketing	$51,773	$114,531	$242,290	$310,377
Less: stock-based compensation	(2,143)	(1,637)	(6,664)	(6,025)
Less: one-time nonrecurring expenses(3)	—	(131)	—	(394)
Less: restructuring charges(4)	(160)	—	(1,066)	—
Non-GAAP sales and marketing	$49,470	$112,763	$234,560	$303,958

General and administrative	$20,280	$48,376	$139,784	$101,092
Less: stock-based compensation(1)	(5,632)	(12,361)	(87,346)	(31,269)
Less: loss contingency accrual(5)	—	(11,557)	—	(11,557)
Less: acquisition related expenses(6)	—	(6,039)	—	(6,999)
Less: one-time nonrecurring expenses(2) (3)	—	(1,234)	(26)	(11,120)
Less: restructuring charges(4)	(662)	—	(1,712)	—
Non-GAAP general and administrative	$13,986	$17,185	$50,700	$40,147

(1) For the nine months ended September 30, 2022, amount includes stock-based compensation recognized for the cancellation of the CEO Performance Stock Units.

(2) For the nine months ended September 30, 2022, amounts represent one-time nonrecurring expenses related to IPO bonuses for certain employees, net of amounts forfeited by terminated employees.

(3) For the three and nine months ended September 30, 2021, amounts represent transaction expenses related to the follow-on offering.

(4) For the three and nine months ended September 30, 2022, amount includes restructuring charges related to employee termination benefits.

(5) For the three and nine months ended September 30, 2021, amounts represent a loss contingency accrual related to a litigation matter relating to a former employee.

(6) For the three and nine months ended September 30, 2021, amounts represent acquisition-related expenses for our Aarki acquisition.

(7) For the three months ended September 30, 2022, amount includes stock compensation credits recognized for the forfeitures of the CPO and other restricted stock units.

Skillz Inc.
Supplemental Financial Information
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Gross marketplace volume (“GMV”) (000s) (1)	$360,364	$610,935	$1,344,707	$1,786,118
Paying monthly active users (“PMAUs”) (000s)(2)	320	509	437	480
Monthly active users (“MAUs”) (000s)(3)	1,665	2,985	2,376	2,692
Average GMV per paying monthly active user (4)	375.6	399.8	342.1	413.6
Average GMV per monthly active user (5)	72.1	68.2	62.9	73.7
Average revenue per paying monthly active user (“ARPPU”)(6)	62.8	66.8	58.5	63.6
Average revenue per monthly active user (“ARPU”)(7)	12.1	11.4	10.9	11.4
Paying MAU to MAU ratio	19%	17%	19%	18%
Average end-user incentives, included as sales and marketing expense, per paying active user (8)	24.83	32.71	24.51	30.31
Average end-user incentives, included as sales and marketing expense, per playing active user (9)	4.77	5.58	4.50	5.40

(1) “GMV” or “Gross Marketplace Volume” means the total entry fees paid by users for contests hosted on Skillz’s platform. Total entry fees include entry fees paid by end-users using cash deposits, prior winnings from end-users’ accounts that have not been withdrawn, and end-user incentives used to enter paid entry fee contests.

(2) “Paying Monthly Active Users” or “PMAUs” means the number of end-users who entered into a paid contest hosted on Skillz’s platform at least once in a month, averaged over each month in the period.

(3) “Monthly Active Users” or “MAUs” means the number of playing end-users who entered into a paid or free contest hosted on Skillz’s platform at least once in a month, averaged over each month in the period.

(4) “Average GMV Per Paying Monthly Active User” means the average GMV in a given month divided by Paying MAUs in that month, averaged over the period.

(5) “Average GMV Per Monthly Active User” means the average GMV in a given month divided by MAUs in that month, averaged over the period.

(6) “Average Revenue Per Paying Monthly Active User” or “ARPPU” means the average revenue in a given month divided by Paying MAUs in that month, averaged over the period and does not include a deduction for end-user incentives that are included in sales and marketing expense.

(7) “Average Revenue Per Monthly Active User” or “ARPU” means the average revenue in a given month divided by MAUs in that month, averaged over the period and does not include a deduction for end-user incentives that are included in sales and marketing expense.

(8) Amount reflects the average end-user incentives included in sales and marketing expense in a given month divided by PMAUs in that month, averaged over the period.

(9) Amount reflects the average end-user incentives included in sales and marketing expense in a given month divided by MAUs in that month, averaged over the period.